UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                January 4, 1996


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    575 Market Street, San Francisco, CA                        94105
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                    (Zip Code)

            Registrant's telephone number, including area code: (415) 894-7700


         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

  Item 5.   Other Events.
            ------------

            On January 4, 1996, the Registrant issued a press release entitled "Chevron To Adopt New Accounting Standard," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


  Item 7.   Financial Statements and Exhibits.

            (c)   Exhibits.

                  99.1 Press Release of Chevron Corporation dated January 4, 1996, entitled "Chevron To Adopt New Accounting Standard."

                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: January 4, 1996

                                                     CHEVRON CORPORATION



                                                   By   /s/ L. I. BEEBE
                                                     ----------------------
                                                          L. I. Beebe
                                                           Secretary